Ronald E. Bruehlman Joins GoodRx Board of Directors
IQVIA CFO brings 39 years of healthcare and finance expertise to GoodRx
SANTA MONICA, Calif. October 28, 2024 - GoodRx Holdings, Inc. (Nasdaq: GDRX) ("we," "us," "our,"
“GoodRx” or the “Company”), the leading prescription savings platform in the U.S., today announced the election of Ronald E. Bruehlman to its Board of Directors, effective November 8, 2024. Mr. Bruehlman brings to GoodRx 39 years of finance experience in the healthcare services, industrial and petroleum industries. He currently serves as Chief Financial Officer of IQVIA, a global provider of advanced analytics, technology solutions, and contract research. Prior to IQVIA, he served as CFO of IMS Health and had a 23-year career at United Technologies Corporation, where he held multiple senior finance leadership roles of increasing responsibility. Mr. Bruehlman previously served on the board of directors of Atotech Ltd., Q-Squared Solutions, and Clipper Windpower.
"We are thrilled to welcome Mr. Bruehlman to the GoodRx Board. His extensive expertise leading financial strategies for public and private healthcare and technology companies is a perfect match for
GoodRx as we navigate the complex healthcare market," said Trevor Bezdek, GoodRx co-founder and
Chairman of the Board. "Mr. Bruehlman’s deep financial insight and strategic acumen will be critical as we continue to focus on sustainable and profitable revenue growth, aiming to enhance affordability and access to prescription medications across the country. His leadership will ensure the highest standards of financial management and strategic risk assessment as we drive forward our mission.”
Mr. Bruehlman will also serve as the chairperson of the Board’s Audit and Risk Committee, following
Julie Bradley’s resignation as a member of GoodRx’s Board of Directors effective on November 8, 2024.
About GoodRx
GoodRx is the leading prescription savings platform in the U.S. Trusted by more than 25 million consumers and 750,000 healthcare professionals annually, GoodRx provides access to savings and affordability options for generic and brand-name medications at more than 70,000 pharmacies nationwide, as well as comprehensive healthcare research and information. Since 2011, GoodRx has helped consumers save over $75 billion on the cost of their prescriptions.
GoodRx periodically posts information that may be important to investors on its investor relations website at https://investors.goodrx.com. We intend to use our website as a means of disclosing material nonpublic information and for complying with our disclosure obligations under Regulation FD.
Accordingly, investors and potential investors are encouraged to consult GoodRx’s website regularly for important information, in addition to following GoodRx’s press releases, filings with the Securities and
Exchange Commission (“SEC”) and public conference calls and webcasts. The information contained on, or that may be accessed through, GoodRx’s website is not incorporated by reference into, and is not a part of, this press release.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the anticipated contributions from Ronald E. Bruehlman in his directorship and expected benefits to the Company and our Board. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, risks relating to our ability to attract and retain talent and the important factors discussed under the caption “Risk Factors” in GoodRx’s Annual Report on Form 10-K
for the year ended December 31, 2023, and our other filings with the SEC. Any such forward-looking statements are based on current expectations, projections and estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.
Investor Contact
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Media Contact
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